CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Silent Second Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 52.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively

Total Number of Loans	1,743
Total Outstanding Loan Balance	$366,870,675*	Min	Max
Average Loan Current Balance	$210,482	$33,514	$839,377
Weighted Average Original LTV	80.6%
Weighted Average Coupon	6.89%	5.00%	12.99%
Arm Weighted Average Coupon	6.88%
Fixed Weighted Average Coupon	7.35%
Weighted Average Margin	6.05%	2.25%	8.56%
Weighted Average FICO (Non-Zero)	651
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	97.1%
% Fixed	2.9%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$367,750,000] of the total [$900,000,100] collateral will be made up of loans with silent seconds.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 5.00	1	384,000	0.1	5.00	80.0	672
5.01 - 5.50	33	10,197,918	2.8	5.39	80.0	685
5.51 - 6.00	118	33,005,384	9.0	5.84	80.1	665
6.01 - 6.50	297	76,017,505	20.7	6.34	79.8	662
6.51 - 7.00	515	116,957,154	31.9	6.79	80.2	658
7.01 - 7.50	323	60,948,145	16.6	7.27	80.5	644
7.51 - 8.00	254	45,015,452	12.3	7.79	81.9	633
8.01 - 8.50	104	13,028,566	3.6	8.27	83.9	612
8.51 - 9.00	60	7,330,632	2.0	8.74	85.3	601
9.01 - 9.50	19	2,154,136	0.6	9.30	86.9	582
9.51 - 10.00	12	1,095,430	0.3	9.77	85.1	568
10.01 - 10.50	3	354,722	0.1	10.13	83.3	554
10.51 - 11.00	2	276,741	0.1	10.97	73.7	497
11.01 - 11.50	1	71,376	0.0	11.29	85.0	532
12.51 - 13.00	1	33,514	0.0	12.99	80.0	560
Total:	1,743	366,870,675	100.0	6.89	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	1	108,863	0.0	11.00	80.0	491
501 - 525	6	717,719	0.2	9.73	78.0	513
526 - 550	12	2,180,246	0.6	8.71	85.9	540
551 - 575	46	7,795,829	2.1	7.77	86.3	568
576 - 600	239	35,959,438	9.8	7.52	83.0	588
601 - 625	364	66,804,110	18.2	6.99	80.4	612
626 - 650	371	80,382,351	21.9	6.84	80.4	638
651 - 675	327	76,412,205	20.8	6.69	80.1	663
676 - 700	159	39,570,194	10.8	6.74	80.1	687
701 - 725	107	26,771,697	7.3	6.61	80.0	712
726 - 750	54	15,043,552	4.1	6.70	79.7	737
751 - 775	40	10,816,526	2.9	6.54	80.1	760
776 - 800	17	4,307,944	1.2	6.58	79.6	785
Total:	1,743	366,870,675	100.0	6.89	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	3	127,028	0.0	8.83	80.0	615
50,001 - 100,000	304	24,887,033	6.8	7.59	81.1	628
100,001 - 150,000	442	54,215,291	14.8	7.31	81.5	632
150,001 - 200,000	282	48,970,400	13.3	6.98	81.0	642
200,001 - 250,000	190	42,783,663	11.7	6.84	80.6	652
250,001 - 300,000	155	42,399,726	11.6	6.79	80.4	657
300,001 - 350,000	106	34,325,817	9.4	6.67	80.9	669
350,001 - 400,000	97	36,439,102	9.9	6.53	80.1	663
400,001 - 450,000	65	27,709,348	7.6	6.49	80.5	669
450,001 - 500,000	36	17,292,428	4.7	6.89	80.3	656
500,001 - 550,000	21	10,915,699	3.0	6.70	80.2	654
550,001 - 600,000	14	7,953,519	2.2	6.59	79.9	664
600,001 - 650,000	12	7,507,629	2.0	6.70	79.0	676
650,001 - 700,000	9	6,063,296	1.7	6.95	79.6	629
700,001 - 750,000	5	3,642,062	1.0	6.86	79.0	649
750,001 - 800,000	1	799,255	0.2	6.35	80.0	711
800,001 - 850,000	1	839,377	0.2	7.50	70.0	721
Total:	1,743	366,870,675	100.0	6.89	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
60.01 - 65.00	2	1,178,013	0.3	6.08	62.1	625
65.01 - 70.00	9	3,563,913	1.0	7.00	69.7	666
70.01 - 75.00	35	6,896,617	1.9	6.96	74.2	647
75.01 - 80.00	1,463	314,632,317	85.8	6.78	80.0	657
80.01 - 85.00	64	12,125,708	3.3	7.93	84.7	610
85.01 - 90.00	168	28,164,304	7.7	7.68	89.9	612
90.01 - 95.00	2	309,802	0.1	8.26	94.5	617
Total:	1,743	366,870,675	100.0	6.89	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	273	52,386,440	14.3	7.31	81.1	652
0.5	14	1,632,055	0.4	6.92	80.7	641
1.0	99	29,925,330	8.2	6.97	80.2	649
2.0	1,105	238,200,118	64.9	6.79	80.6	651
3.0	250	44,527,955	12.1	6.92	80.5	652
5.0	2	198,775	0.1	6.94	80.0	680
Total:	1,743	366,870,675	100.0	6.89	80.6	651

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,130	208,062,348	56.7	6.85	81.1	636
Reduced	221	59,920,989	16.3	6.90	80.2	664
No Income/ No Asset	1	233,977	0.1	6.75	79.7	672
Stated Income / Stated Assets	391	98,653,361	26.9	6.99	79.9	676
Total:	1,743	366,870,675	100.0	6.89	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,687	354,297,600	96.6	6.88	80.4	651
Second Home	6	1,496,934	0.4	7.01	85.8	654
Investor	50	11,076,141	3.0	7.46	86.5	649
Total:	1,743	366,870,675	100.0	6.89	80.6	651

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	363	131,483,412	35.8	6.58	79.8	666
Florida	198	36,793,339	10.0	7.07	81.4	651
Washington	69	13,575,262	3.7	6.73	79.5	646
Colorado	74	12,697,076	3.5	6.75	80.3	637
Nevada	43	11,516,113	3.1	7.00	80.4	642
Georgia	82	11,431,891	3.1	7.29	81.7	622
Oregon	64	11,191,798	3.1	7.01	79.9	656
New York	33	10,892,211	3.0	6.79	80.7	673
Arizona	65	10,887,575	3.0	7.00	81.0	654
Illinois	59	10,442,960	2.8	6.92	81.8	635
Texas	72	10,412,964	2.8	7.71	82.3	629
Virginia	40	10,178,196	2.8	7.17	82.0	640
Maryland	39	9,621,648	2.6	6.97	81.7	650
Hawaii	13	5,807,879	1.6	6.51	80.7	675
North Carolina	41	5,507,023	1.5	7.52	81.0	632
Other	488	64,431,326	17.6	7.17	81.2	635
Total:	1,743	366,870,675	100.0	6.89	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,446	298,744,842	81.4	6.94	80.7	654
Refinance - Rate Term	35	7,227,615	2.0	6.56	79.9	627
Refinance - Cashout	262	60,898,218	16.6	6.74	80.4	640
Total:	1,743	366,870,675	100.0	6.89	80.6	651

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	3	506,672	0.1	8.20	87.3	624
Arm 2/28	1,426	308,363,711	84.1	6.90	80.7	650
Arm 2/28 - Balloon 40/30	94	19,022,967	5.2	6.46	80.0	647
Arm 3/27	120	24,554,616	6.7	6.89	80.4	664
Arm 3/27 - Balloon 40/30	6	977,721	0.3	6.70	80.0	684
Arm 5/25	15	2,635,963	0.7	6.94	79.6	673
Fixed Rate	79	10,809,025	2.9	7.35	80.8	651
Total:	1,743	366,870,675	100.0	6.89	80.6	651

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,387	282,886,039	77.1	6.92	80.7	649
PUD	171	39,381,029	10.7	6.78	79.4	653
Condo	121	26,087,010	7.1	6.81	80.9	661
2 Family	55	16,125,689	4.4	6.82	81.4	673
3-4 Family	9	2,390,908	0.7	7.03	80.4	666
Total:	1,743	366,870,675	100.0	6.89	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	11	2,777,974	0.8	6.55	78.6	692
4.01 - 4.50	20	4,579,302	1.3	5.71	80.0	673
4.51 - 5.00	72	18,726,611	5.3	5.86	79.9	674
5.01 - 5.50	228	52,774,268	14.8	6.33	79.7	659
5.51 - 6.00	472	108,036,394	30.3	6.72	80.4	656
6.01 - 6.50	384	77,871,373	21.9	7.04	80.5	645
6.51 - 7.00	358	71,866,558	20.2	7.42	81.9	641
7.01 - 7.50	87	14,672,347	4.1	7.66	81.0	643
7.51 - 8.00	20	3,081,991	0.9	8.65	83.6	622
8.01 - 8.50	10	1,441,863	0.4	8.89	79.8	610
8.51 >=	2	232,968	0.1	10.06	85.0	578
Total:	1,664	356,061,650	100.0	6.88	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	5	398,224	0.1	10.37	80.0	547
10 - 12	3	506,672	0.1	8.20	87.3	624
13 - 15	4	1,204,061	0.3	7.00	76.9	694
16 - 18	6	1,599,856	0.4	6.55	80.4	618
19 - 21	599	142,035,075	39.9	6.81	81.2	646
22 - 24	909	182,295,724	51.2	6.93	80.2	654
28 - 30	3	374,200	0.1	6.30	80.0	653
31 - 33	23	5,981,438	1.7	6.58	80.4	673
34 - 36	97	19,030,438	5.3	6.93	80.4	664
37 >=	15	2,635,963	0.7	6.94	79.6	673
Total:	1,664	356,061,650	100.0	6.88	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	60	17,281,039	4.9	5.77	80.0	674
11.51 - 12.00	108	29,682,878	8.3	6.11	80.1	667
12.01 - 12.50	268	64,301,828	18.1	6.39	79.9	662
12.51 - 13.00	426	94,953,450	26.7	6.72	80.2	656
13.01 - 13.50	260	54,525,809	15.3	7.07	80.3	644
13.51 - 14.00	217	45,868,766	12.9	7.34	81.1	644
14.01 - 14.50	91	16,871,361	4.7	7.55	81.8	644
14.51 - 15.00	109	18,211,908	5.1	7.92	82.5	637
15.01 - 15.50	56	6,519,317	1.8	8.30	84.4	607
15.51 - 16.00	37	4,494,623	1.3	8.75	84.9	594
16.01 - 16.50	15	1,727,480	0.5	9.31	87.7	571
16.51 - 17.00	10	886,838	0.2	9.78	86.3	575
17.01 - 17.50	3	354,722	0.1	10.13	83.3	554
17.51 - 18.00	2	276,741	0.1	10.97	73.7	497
18.01 >=	2	104,890	0.0	11.83	83.4	541
Total:	1,664	356,061,650	100.0	6.88	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	3	688,200	0.2	6.36	74.8	683
4.51 - 5.50	41	12,094,677	3.4	5.55	79.3	678
5.51 - 6.00	119	33,613,927	9.4	5.86	80.1	663
6.01 - 6.50	297	75,996,396	21.3	6.35	79.9	662
6.51 - 7.00	488	111,815,866	31.4	6.79	80.2	658
7.01 - 7.50	297	56,602,560	15.9	7.28	80.6	643
7.51 - 8.00	241	43,184,494	12.1	7.79	82.0	634
8.01 - 8.50	91	11,775,403	3.3	8.26	84.1	613
8.51 - 9.00	52	6,570,187	1.8	8.74	85.3	597
9.01 - 9.50	17	1,980,912	0.6	9.29	86.7	582
9.51 - 10.00	11	1,002,674	0.3	9.78	85.6	573
10.01 - 10.50	3	354,722	0.1	10.13	83.3	554
10.51 - 11.00	2	276,741	0.1	10.97	73.7	497
11.01 - 11.50	1	71,376	0.0	11.29	85.0	532
12.51 >=	1	33,514	0.0	12.99	80.0	560
Total:	1,664	356,061,650	100.0	6.88	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	35	11,564,012	3.2	6.45	79.7	662
2.00	461	117,101,504	32.9	6.87	81.6	646
3.00	1,168	227,396,133	63.9	6.91	80.2	654
Total:	1,664	356,061,650	100.0	6.88	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	889	184,092,317	51.7	6.76	79.7	659
1.50	659	140,993,485	39.6	7.03	81.9	640
2.00	116	30,975,848	8.7	6.92	80.6	657
Total:	1,664	356,061,650	100.0	6.88	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,035	174,589,836	47.6	7.14	81.3	641
24	12	2,944,708	0.8	6.54	80.0	657
36	3	812,249	0.2	5.94	80.0	652
60	622	169,545,959	46.2	6.69	80.0	661
120	71	18,977,922	5.2	6.60	80.0	663
Total:	1,743	366,870,675	100.0	6.89	80.6	651